UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 28, 2005

Centex Corporation

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	1-6776 (Commission File Number)	75-0778259 (IRS Employer Identification No.)

2728 N. Harwood Street, Dallas, Texas		75201
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number including area code: (214) 981-5000

Not Applicable
(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On April 27, 2005, Centex Corporation (the “Corporation”) issued a press release announcing its results of operations for the fiscal year ended March 31, 2005, which press release was furnished in a current report on Form 8-K submitted by the Corporation on the same date. As previously announced, senior management of the Corporation held a conference call on April 28, 2005 at 10 a.m., Eastern time (9 a.m., Central time), to discuss, among other things, the results of operations of the Corporation for such periods. A copy of the materials provided to investors in the form of a webcast in connection with this conference call is being furnished as Exhibit 99.1 hereto. The information contained in such exhibit is incorporated by reference in this Item 2.02, but shall not be deemed filed for any purpose under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Investor materials furnished in connection with the conference call held on April 28, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTEX CORPORATION

By:	/s/ Brian J. Woram Name: Brian J. Woram Title: Senior Vice President and Chief Legal Officer

Date: April 28, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Investor materials furnished in connection with the conference call held on April 28, 2005.